UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2008

Affinia Group Intermediate Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-128166-10 (Commission File Number)	34-2022081 (IRS Employer Identification Number)

1101 Technology Drive, Ann Arbor, Michigan (Address of principal executive offices)	48108 (Zip Code)

(734) 827-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2008, Patrick W. Flanagan, Chief Accounting and Financial Compliance Officer for Affinia Group Intermediate Holdings Inc. (the “Company”) and the Company’s principal accounting officer, submitted his resignation with an effective date of February 1, 2008. Mr. Flanagan will remain the Company’s principal accounting officer until the effective date of his departure. The Company has commenced a search for his replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Affinia Group Intermediate Holdings Inc.
Date: January 25, 2008	By:	/s/ Steven E. Keller
	Name:	Steven E. Keller
	Title:	General Counsel